                                                                 EXHIBIT 10.29


I.P. 1152



                        LEASE FOR SINGLE-TENANT BUILDING


                         ------------------------------


LANDLORD:          THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



TENANT:            LASON SYSTEMS, INC,



PREMISES:          1305 Stephenson Highway
                   Troy, Michigan

                               TABLE OF CONTENTS

                                                                        PAGE

I.    BASIC TERMS .....................................................
        1.01  Basic Terms .............................................   1
        1.02  Effect of Reference to Basic Terms ......................   2
II.   GRANT AND TERM ..................................................
        2.01  .........................................................   2
        2.02  .........................................................   2
        2.03  .........................................................   2
III.  RENT ............................................................
        3.01  Base Rent ...............................................   2
        3.02  Real Estate Taxes .......................................   3
        3.03  Heating, Ventilation and Air Conditioning Maintenance ...   3
        3.04  Payment of Additional Rent ..............................   3
        3.05  Service Charge ..........................................   3
IV.   USE  ............................................................
        4.01 ..........................................................   4
V.    LAWS AND ORDINANCES .............................................
        5.01  Compliance with Laws and Ordinances .....................   4
        5.02  Tenant's Right to Contest ...............................   4
        5.03  Licenses and Permits ....................................   4
VI.   UTILITIES AND SERVICES ..........................................
        6.01  .........................................................   5
VII.  QUIET ENJOYMENT .................................................
        7.01  .........................................................   5
VIII. ASSIGNMENT AND SUBLETTING .......................................
        8.01  .........................................................   5
        8.02  .........................................................   5
        8.03  .........................................................   6
IX.   DAMAGE OR DESTRUCTION ...........................................
        9.01  .........................................................   6
        9.02  .........................................................   6
X.    LANDLORD'S RIGHTS ...............................................
        10.01 .........................................................   7
XI.   HOLDING OVER ....................................................
        11.01 .........................................................   7
XII.  SIGNS AND ADVERTISEMENTS ........................................
        12.01 .........................................................   8
XIII. MORTGAGE AND TRANSFER; ESTOPPEL CERTIFICATES ....................
        13.01 .........................................................   8
        13.02 .........................................................   8
XIV.  EMINENT DOMAIN ..................................................
        14.01 .........................................................   8
XV.   LANDLORD'S INABILITY TO PERFORM .................................
        15.01 .........................................................   9

                                                                          PAGE

XVI.    COMPLETION AND ACCEPTANCE OF PREMISES; MAINTENANCE AND REPAIR ...
          16.01  Completion and Acceptance ..............................   9
          16.02  Maintenance and Repair by Tenant .......................   9
XVII.   ALTERATIONS AND ADDITIONS; MECHANICS' LIENS .....................
          17.01  Alterations and Additions ..............................  10
          17.02  Mechanics' Liens .......................................  10
XVIII.  INSURANCE .......................................................
          18.01  Public Liability, Property Damage Insurance ............  10
          18.02  Fire and Extended Coverage Insurance ...................  11
          18.03  Indemnification of Landlord ............................  11
XIX.    USE OF EXTERIOR AREAS ...........................................
          19.01  ........................................................  12
XX.     DEFAULT AND REMEDIES ............................................
          20.01  ........................................................  12
          20.02  Landlord's Right to Cure ...............................  13
          20.03  Remedies Cumulative ....................................  13
          20.04  No Waiver ..............................................  13
          20.05  No Reinstatement .......................................  13
          20.06  Default Under Other Leases .............................  13
          20.07  Bankruptcy .............................................  14
XXI.    DEFINITION OF LANDLORD ..........................................
          21.01  Landlord Means Owner ...................................  14
XXII.   NOTICES  ........................................................
          22.01  ........................................................  14
XXIII.  SECURITY DEPOSIT ................................................
          23.01  ........................................................  14
XXIV.   MISCELLANEOUS ...................................................
          24.01  Persons Bound ..........................................  14
          24.02  Partial Invalidity .....................................  15
          24.03  Captions ...............................................  15
          24.04  No Option ..............................................  15
          24.05  Brokers ................................................  15
          24.06  Applicable Law .........................................  15
          24.07  Waiver of Jury .........................................  15
          24.08  Allocation of Rent .....................................  15
          24.09  Limitation of Liability ................................  16Y
XXV.    ENTIRE AGREEMENT ................................................
          25.01  ........................................................  16
XXVI.   EXHIBITS ........................................................
          26.01  ........................................................  16
XXVII.  RIDER    ........................................................
          27.01  ........................................................  16

PERSONAL GUARANTY OF LEASE ..............................................  17
EXHIBIT D
        RULES AND REGULATIONS ...........................................  19

                       LEASE FOR SINGLE-TENANT BUILDING

           THIS LEASE, made as of the _____ day of ______, 1992, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, hereinafter called "Landlord" and LASON SYSTEMS, INC., a Michigan corporation, hereinafter called "Tenant";

ARTICLE I  1.01  (A) ADDRESS OF LANDLORD:
BASIC            The Prudential Insurance Company of America
TERMS

                 Suite 2280
                 Southfield, MI  48075-1155

           or such other address as may from time to time be designated by Landlord in writing.

           (B)  ADDRESS OF TENANT:
                1305 Stephenson Highway
                Troy, Michigan  48083

           or such other address as may from time to time be designated by Tenant in writing.

           (C) PREMISES: The parcel(s) of real property, together with the Building and improvements thereon located, the legal description of which is set forth on Exhibit "A" attached hereto (also hereinafter referred to as the "Project").

           (D) BUILDING: The Building located upon the Premises, the common address of which is 1305 Stephenson Highway, Troy, Michigan 48083.

           INTENTIONALLY OMITTED.

           (F) TERM: The period of time commencing January 1, 1996 and expiring December 31, 1996, unless sooner terminated as set forth herein.

           (G) RENT: All sums, moneys or payments required to be paid by Tenant to Landlord pursuant to this Lease.

           (H)  BASE RENT: $ 251,717.50 for the Term payable as follows:
           1. $ 251,717.50 per annum ($20,976.46 per month) for the period from 1/1/96 through 12/31/96;

                    2.      $___________ per annum ($____________ per month) for
                            the period from _________ through _________;

                    3.      $___________ per annum ($____________ per month) for
                            the period from _________ through _________.

               (I)  SECURITY DEPOSIT:  $20,976.46, to be paid one hundred eighty
               (180) days before the commencement date of this Lease as is specified in Sub-Paragraph F of this Article I.

               (J)  PERMITTED USES:
                    office, warehouse, duplicating and reproduction services, micrographics and uses ancillary thereto.

               (K)  BROKER(S):
                    Hanzl, Kepic & VanLokeren, Inc. and Schostak Brothers & Company, Inc.


               (L) GUARANTOR(S): None. Notwithstanding the foregoing, prior to the commencement date of this Lease, as is specified in Sub-Paragraph F of this Article I, Tenant shall submit its most recent financial statement to Landlord. In the event that such financial statement indicates that there has been a material, adverse change in Tenant's financial condition from its condition as shown in the financial statement submitted to Landlord prior to Landlord approving Tenant subleasing the premises from the Uniroyal Goodrich Tire Company effective July 1, 1992, then, and in that event, this Lease shall be, jointly and severally, guaranteed by Robert A. Yanover and Allen J. Nesbitt, whose financial statements must be acceptable to Landlord.

               (M)  EXHIBITS:   A.     Legal Description of Premises
                                B.     Plans and Specifications INTENTIONALLY
                                       OMITTED.
                                C.     Restrictive Covenants
                                D.     Rules and Regulations

                1.02 EFFECT OF REFERENCE TO BASIC TERMS: Each reference in this Lease to any of the basic terms contained in Section 1.01 shall be construed to incorporate into such reference all of the definitions set forth in Section 1.01.

Article II      2.01  In consideration of the rents, covenants, agreements
Grant And       and conditions hereinafter provided to be paid, kept, performed
Term            and observed, Landlord leases to Tenant and Tenant hereby hires from Landlord the Premises described in Section 1.01(C), subject to the restrictive covenants as shown on Exhibit "C" attached hereto and made a part hereof.

                2.02 Tenant shall have and hold the Premises for and during the Term described in Section 1.01(F), subject to the payment of the Rent and to the full and timely performance by Tenant of the covenants and conditions hereinafter set forth.

                2.03 In the event Tenant takes possession of the Premises prior to the beginning of the Term hereof with Landlord's consent, all the provisions of this Lease shall be in full force and effect upon Tenant's so taking possession.

Article III     3.01  BASE RENT.  Tenant covenants to pay without notice,
Rent deduction, setoff or abatement to Landlord the Base Rent specified in Section 1.01(H) in lawful money of the United States in equal consecutive monthly installments in advance on the first day of each month during the Lease Term. Rent for any partial month shall be prorated on a per diem basis. Rent shall be payable to Landlord at Landlord's address specified in
                Section 1.01(A) or
                at such other place as Landlord may designate from time to time in writing. Tenant shall pay the first full month's Base Rent upon execution of this Lease.

                3.02 REAL ESTATE TAXES. During the Term, including any extension or holding over thereof, Tenant shall pay, as additional rent, the amount of all Real Estate Taxes levied against the Premises and provide Landlord with proof of payment before the attachment of any penalty. Said amount shall be paid in monthly installments pursuant to Landlord's reasonable estimates of the amounts thereof. When the actual amount payable by the Tenant for the period has been determined on the basis of actual tax bills, the amount shall be adjusted between Landlord and Tenant.

                "Real Estate Taxes" shall mean: (a) all ad valorem real estate taxes, assessments, levies, impositions or charges on the Premises (adjusted after protest or litigation, if any) for any part of the Term of this Lease, exclusive of penalties, (b) any taxes which shall be levied in lieu of any such ad valorem real estate taxes, (c) any special assessments for benefits on or to the Premises paid in annual installments by Landlord, (d) occupational taxes or excise taxes levied on rentals derived from the operation of the Premises or the privilege of leasing property, and (e) the expense of protesting, negotiating or contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested, protested or negotiated.

                If the Term of the Lease shall end during a tax calendar year ("tax calendar year" shall mean each annual period for which ad valorem real estate taxes are assessed and levied) of which part only is included in the Term hereof, the amount of such additional rent shall be prorated on a per diem basis and shall be paid on or before the last day of the Term. If the Term ends in any tax calendar year before the amount to be payable by Tenant has been determined under the provisions of this Section, an amount payable for the portion of the Term during the tax calendar year shall be reasonably estimated by Landlord and the estimated amount shall be promptly paid by Tenant. As soon as the amount properly payable by Tenant for the partial period has finally been determined, the amount shall be adjusted between Landlord and Tenant. In the event that Tenant shall fail to meet its obligation to pay real estate taxes as aforesaid then, and in that event, it shall be obligated to, thereafter, pay such real estate taxes in monthly installments pursuant to Landlord's reasonable estimates of the amounts thereof. When the actual amount payable by the Tenant for the period has been determined on the basis of actual tax bills, the amount shall be adjusted between Landlord and Tenant. Any and all amounts to paid by Tenant shall be held in an interest-bearing account by Landlord with interest for the benefit of Tenant.

                3.03 HEATING, VENTILATION AND AIR CONDITIONING MAINTENANCE. *See Page 3A

                3.04 PAYMENT OF ADDITIONAL RENT. Any additional rent payable by Tenant under this Lease shall be due and payable ten (10) days after billing by Landlord.

                3.05 SERVICE CHARGE. Tenant's failure to make any monetary payment required of Tenant hereunder within ten (10) days of the due date therefor shall result in the imposition of a service charge for such late payment

During the Term, Tenant shall be responsible for the regular maintenance of the heating, ventilation and air conditioning system for the Premises as more fully described in Section 16.02 hereof. Tenant shall provide Landlord with quarterly inspection reports and proof of filter changes and coil cleaning from its contractor when and as deemed necessary by such contractor. If Landlord is not satisfied that regular maintenance is being performed as determined in the exercise of its reasonable judgment then, and in that event, Landlord may, following written notice to Tenant, enter into service and maintenance agreements for the heating, ventilation and air-conditioning systems as more fully described in Section 16.02. In such event, Tenant shall pay to Landlord, as additional rent, Landlord's cost and expense of such maintenance service agreements and repairs to the heating, ventilation and air-conditioning equipment and contracts servicing the Premises.






                                      -3A-
                in the amount of one percent (1%) of the amount due.
                In addition, any sum not paid within thirty (30) days of the due date therefor shall bear interest at the "Prime Rate" of interest charged by NBD Bank, N.A., plus three percent (3%) per annum (or such lesser percentage as may be the maximum amount permitted by law) from the date due until paid.

Article IV      4.01  The Premises hereby leased shall be used by Tenant only
Use for the purposes set forth in Section 1.01(J) above and for no other purposes. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, shall keep all its mechanical apparatus free of noise and vibration which may be transmitted beyond the confines of the Premises and shall not cause or permit objectionable odors to emanate or to be dispelled from the Premises. Tenant shall observe and comply, and shall cause its subtenants, assignees, invitees, employees, contractors, and agents to observe and comply, with the Rules and Regulations set forth in Exhibit "D" attached hereto, and with such reasonable modifications and additions thereto as Landlord may make from time to time. Landlord shall not be liable for failure of any person to obey the Rules and Regulations. Landlord shall not be obligated to enforce the Rules and Regulations against any person, and the failure of Landlord to enforce any such Rules and Regulations shall not constitute a waiver thereof or relieve Tenant from compliance therewith, provided, however, that Landlord shall not enforce such Rules and Regulations in a manner which unreasonably interferes with Tenant's use of the Premises.


Article V       5.01 COMPLIANCE WITH LAWS AND ORDINANCES.  Tenant shall comply
Laws and        with all federal, state and municipal laws, ordinances and
Ordinances      regulations  and all covenants, conditions and restrictions of record applicable to Tenant's use or occupancy of the Premises.
                Without limiting the foregoing, Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises without the prior written consent of Landlord, and then only in compliance with all applicable environmental laws, except for de minimis amounts of hazardous materials lawfully and carefully used in connection with its operation of its business in the Premises. Tenant shall indemnify and hold Landlord harmless from any and all costs or expenses whatsoever (including attorney fees) in connection with its use of any such hazardous materials.

                5.02 TENANT'S RIGHT TO CONTEST. Tenant shall have the right to contest, by appropriate legal proceedings, and by counsel acceptable to Landlord, without cost or expense to Landlord, the validity of any law, ordinance, or regulation of the nature herein referred to, and if, by the terms of any such law, ordinance, or regulation, compliance therewith and legally be held in abeyance without subjecting Tenant or Landlord to any liability for failure so to comply therewith. Tenant may postpone compliance therewith until the final determination of any such proceedings, provided that all such proceedings shall be prosecuted with all due diligence and dispatch.

                5.03 LICENSES AND PERMITS. During the Term, Tenant shall obtain any necessary licenses or permits to conduct or operate its business in and upon the Premises which are required by any applicable governmental body or agency having jurisdiction over the Premises and shall pay the fee or charge imposed for issuance of such license or permit. Tenant shall renew any such licenses or permits in accordance with the rules, codes, statutes or ordinances requiring such licenses or permits. Tenant covenants during the Term to conduct or operate only the business for which it is licensed and, in the event of a change in the nature of its business or operation, to obtain any necessary new or additional licenses or permits. Tenant shall at its sole cost and expense comply with all requirements and perform all necessary action required under such rules, codes, statutes or ordinances for the issuance of such permits or licenses.

Article VI      6.01  Tenant shall contract in its own name and timely pay for
Utilities       all charges for electricity, gas, water, fuel, sewer charges,
And Services    telephone, trash hauling, snow removal, and any other services or utilities used in, servicing or assessed against the Premises, unless otherwise herein expressly provided.


Article VII     7.01  Landlord covenants that Tenant, on paying the Rent
Quiet Enjoyment herein provided and keeping, performing and observing the covenants, agreements and conditions herein required of Tenant, shall peaceably and quietly hold and enjoy the Premises for the Term aforesaid, subject, however, to the terms of this Lease.


Article VIII    8.01  Tenant shall not, without the prior written consent of
Assignment      Landlord: (i) assign, convey, mortgage or otherwise transfer
And Subletting  this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law;
                or (ii) permit the use of the Premises by any person other than Tenant and its employees. Any such transfer, sublease or use described in the preceding sentence (a "Transfer") occurring without the prior written consent of Landlord shall be void and of no effect. Landlord's consent to any Transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future Transfer. Landlord's consent to any Transfer or acceptance of rent from any party other than Tenant shall not release Tenant from any covenant or obligation under this Lease. Landlord may require as a condition to its consent to any assignment of this Lease that the assignee execute an instrument in which such assignee assumes the obligations of Tenant hereunder. For purposes of this paragraph, the transfer
                (whether direct or indirect) of all or a majority of the capital stock in a corporate Tenant (other than the shares of the capital stock of a corporate Tenant whose stock is publicly traded) or the merger, consolidation or reorganization of such Tenant or the transfer of all or any general partnership interest in any partnership Tenant shall be considered a Transfer.

                8.02 If Tenant desires the consent of Landlord to a Transfer, Tenant shall submit to Landlord, at least thirty (30) days prior to the proposed effective date of the Transfer, a written notice which includes such information as Landlord may require about the proposed Transfer and transferee. If
                Landlord does not terminate this Lease, in whole or in part, pursuant to Section 8.03, Landlord shall not unreasonably
                withhold its consent to any assignment or sublease.   Landlord
                shall not be deemed to have unreasonably withheld its consent if, in the judgment of Landlord: (i) the transferee is of a character or engaged in a business which is not in keeping with the standards or criteria used by Landlord in leasing the Premises; (ii) the financial condition of the transferee is such that it may not be able to perform its obligations in connection with this Lease; (iii) the purpose for which the transferee intends to use the Premises or portion thereof is in violation of the terms of this Lease or the lease of any other tenant in the Building, if any; (iv) the transferee is a tenant of or negotiating for space in the Project; (v) Tenant is in default under this Lease; (vi) such a Transfer would violate any term, condition, covenant, or agreement of the Landlord involving the Building, the Project or any other tenant's lease within the Project; or (vii) any other basis which Landlord reasonably deems appropriate. If Landlord wrongfully withholds its consent to any Transfer, Tenant's sole and exclusive remedy therefor shall be to seek specific performance of Landlord's obligation to consent to such Transfer. In the event that Landlord does not either reject a proposed transfer within such thirty (30) day period or terminate this Lease as provided in Section 8.03, the proposed Transfer shall be deemed approved.

                8.03 Landlord shall have the right to terminate this Lease as to that portion of the Premises covered by a Transfer. Landlord may exercise such right to terminate by giving notice to Tenant at any time within thirty (30) days after the date on which Tenant has furnished to Landlord all of the items required under Section 8.02 above. If Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of, and Tenant shall surrender such portion of, the Premises (with appropriate demising partitions erected at the expense of Tenant) on the later of (i) the effective date of the proposed Transfer, or (ii) sixty (60) days after the date of Landlord's notice of termination. In the event Landlord exercises such right to terminate, Landlord shall have the right to enter into a lease with the proposed transferee without incurring any liability to Tenant on account thereof.
                If Landlord consents to any Transfer, Tenant shall pay to Landlord all rent and other consideration received by Tenant in excess of the Rent paid by Tenant hereunder for the portion of the Premises so transferred. Such rent shall be paid as and when received by Tenant. In addition, Tenant shall pay to Landlord any attorneys' fees and expenses incurred by Landlord in connection with any proposed Transfer, whether or not Landlord consents to such Transfer.

Article IX      9.01 If the Premises or the Building or any part thereof is so
Damage Or       damaged by fire or other casualty, cause or condition whatsoever
Destruction     as to be substantially untenantable (which, as used herein, means damage to at least 50% of the Building) and Landlord shall determine not to restore same, Landlord may, by written notice to Tenant given within sixty (60) days after such damage, terminate this Lease as of the date of the damage. If this Lease is not terminated as above provided and if the Premises are made partially or wholly untenantable as aforesaid, Landlord, at its expense, shall restore the same with reasonable promptness to the condition in which Landlord furnished the Premises to Tenant at the commencement of the Term as to those items that were provided at Landlord's expense without any reimbursement by Tenant. Landlord shall be under no obligation to restore any alterations, improvements or additions to the Premises made by Tenant or paid for by Tenant, including, but not limited to, any of the initial tenant finish done or paid for by Tenant or any subsequent changes, alterations or additions made by Tenant.

                9.02 If, as a result of fire or other casualty, cause or condition whatsoever the Premises are made partially or wholly untenantable and, if Landlord has not given the sixty (60) day notice above provided for and fails within one hundred twenty
                (120) days after such damage occurs to eliminate substantial interference with Tenant's use of the Premises or substantially to restore same, Tenant may terminate this Lease as of the end of said one hundred twenty (120) days by notice to Landlord given not later than five (5) days after expiration of said one hundred twenty (120) day period. If the Premises are rendered totally untenantable but this Lease is not terminated, Rent shall abate from the date of the fire or other relevant cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises is untenantable, Rent shall abate in the proportion which the approximate area of the damaged portion bears to the total area of the Premises from the date of the fire or other relevant cause or condition until the damaged portion is ready for occupancy and reasonably accessible to Tenant; and this Lease shall continue in full force and effect for the balance of the Term. In all cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord's reasonable control. For the purposes of this Lease, the Premises shall be considered tenantable so long as and to the extent that the Premises are occupied. In any event, Tenant shall be responsible for the removal, or restoration, when applicable, of all its damaged property and debris from the Premises, upon request by Landlord or reimburse Landlord for the cost of removal.

Article X           10.01  Landlord reserves the following rights:
Landlord's
Rights                     (a)  To change the name of the Building or the
                                Project without notice or liability to Tenant;

                           (b)

                           (c) To exhibit the Premises to others and to display 'For Lease' signs on the Premises during the last six (6) months of the Term or any extension thereof;

                           (d) To remove abandoned or unlicensed vehicles and vehicles that are interfering with the use of the parking lot and to charge Tenant for the expense of removing vehicles; and

                           (e) To take any and all measures, including making inspection, repairs, alterations, additions and improvements to the Premises or to the Project as may be necessary or desirable for the operation, safety, protection or preservation of the Premises or the Project or of Landlord's interest therein, or as may be necessary or desirable in the operation of the Premises or the Project. Any such inspection shall be done at Landlord's expense unless any needed repairs or maintenance are included in Article 16.02 or are caused by the negligence of Tenant in which event Tenant shall be responsible for the cost of same.

                    Landlord may enter upon the Premises at any reasonable time upon reasonable notice except in case of emergency for the purpose of exercising any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant.

Article XI          11.01  In the event of a holding over by Tenant after
Holding Over        expiration or termination of this Lease without the
                    consent in writing of Landlord. Tenant shall be deemed a tenant at sufferance and shall pay rent for such occupancy at the rate of one hundred fifty (150%) percent of the last current Rent (including base and additional rent), prorated for the entire holdover period, plus all attorneys' fees and expenses incurred by Landlord in enforcing its rights hereunder, plus any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Landlord shall constitute Tenant a month-to-month tenant.

Article XII    12.01 Tenant shall not put upon nor permit to be put upon any
Signs And      part of the Premises, the Building or the Project, any signs,
Advertisements billboards or advertisements whatever in any location or any form without the prior written consent of Landlord.


Article XIII   13.01 Landlord shall have the right to transfer, mortgage,
Mortgage And   pledge  or otherwise encumber, assign and convey, in whole
Transfer;      or in part, the Premises, the Building, the Project,  this
Estoppel       Lease, and all or any part of the rights now or thereafter
Certificates   existing and all rents and amounts payable to Landlord under the provisions hereof. Nothing herein contained shall limit or restrict any such rights, and the rights of the Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such rights, including, but not limited to, the lien of any mortgage, deed of trust, or security agreement now or hereafter placed upon Landlord's interest in the Premises. This paragraph shall be self-operative. However, Tenant covenants and agrees to execute and deliver upon demand such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by the Landlord and/or mortgagee or proposed mortgagee or holder of any security agreement.


               13.02 Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of Rent and other charges and the time period covered by such payment;
               (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or lender. Such purchaser or lender may rely conclusively upon such statement as true and correct. If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any propsective purchaser or lender, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.


Article XIV 14.01 If the Premises or such substantial part thereof as reasonably

Eminent         renders the remainder unfit for the intended uses shall be taken
Domain          by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the Term of this Lease shall cease and terminate upon the date when the possession of said Premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award and Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease. If any condemnation proceeding shall be instituted in which it is sought to take any part of the Building or to change the grade of any street or alley adjacent to the Building and such taking or change of grade makes it necessary or desirable to remodel the Building to conform to the changed grade, Landlord shall have the right to terminate this Lease after having given written notice of termination to Tenant not less than ninety (90) days prior to the date of termination designated in the notice. In either of said events, rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the Landlord to the Tenant for the right of termination and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this paragraph shall preclude an award being made to Tenant for loss of business or depreciation to and cost removal of equipment or fixtures.

Article XV      15.01 If, by reason of inability to obtain and utilize labor,
Landlord's      materials or supplies; circumstances directly or indirectly the
Inability       result of a state of war or national or local emergency; any
To Perform      laws, rules, orders, regulations or requirements of any
                governmental authority now or hereafter in force; strikes or riots; accident in, damage to or the making of repairs, replacements, or improvements to the Premises or any of the equipment thereof; or by reason of any other cause beyond the reasonable control of Landlord, Landlord shall be unable to perform or shall be delayed in the performance of any covenant to supply any service, such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, work an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease.

Article XVI     INTENTIONALLY OMITTED.
Completion
And Accep-
tance;
Maintenance
And Repair

                16.02 MAINTENANCE AND REPAIR BY TENANT. Tenant shall be responsible for all maintenance and repair to the Premises of whatsoever kind or nature that is not hereinafter set forth specifically as the obligation of Landlord. Tenant shall take good care of the Premises and fixtures, and keep them in good repair and free from filth, overloading, danger of fire or any pest or nuisance, and repair any damage or breakage done by Tenant or Tenant's agents, employees or invitees, including damage done to the Building by Tenant's equipment or installations. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises. Tenant shall furnish and pay for the upkeep, maintenance, repair and periodic servicing of the heating, ventilation and air conditioning system servicing the Premises, except that Landlord, at Landlord's option, may elect to enter into a service contract for the heating, ventilation and air conditioning equipment for periodic inspection of such equipment and if Landlord so elects, Tenant shall pay as additional rent the cost and expense of the service and inspection provided pursuant to such contract in the event that Tenant does not perform in accordance with Section 3.03 hereof. At the end of the Term of this Lease or any extension or renewal thereof, Tenant shall quit and surrender the Premises broom clean in as good condition as when received by Tenant, normal wear and tear excepted. In the event Tenant fails to maintain the Premises as provided for herein. Landlord shall have the right, but not the obligation, to perform such maintenance as is required of Tenant, in which event Tenant shall promptly reimburse Landlord for its costs in providing such maintenance or repairs together with a ten percent (10%) charge for Landlord's overhead. There shall be no overhead charge in connection with the servicing of the heating, air conditioning and ventilation equipment if Landlord has elected to provide such service under this Section. Notwithstanding anything to the contrary set forth herein, prior to the commencement of the Term, Landlord will have the roof surveyed and if found to need repair will make same at its sole cost and expense. From and after the commencement of the Term, Tenant shall be responsible for the maintenance and repair of the roof.

Article XVII        17.01  ALTERATIONS AND ADDITIONS.  Tenant shall not make any
Alterations         alterations, improvements, or additions to the Premises
And                 without the prior written consent and approval of plans
Additions:          therefor by Landlord.  Alterations, improvements or
Mechanics' Liens    additions so made upon the Premises, except moveable
                    furniture and equipment placed in the Premises at the expense of Tenant, shall be and become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury or damage, unless
                    Landlord elects to require Tenant to remove such alterations or improvements from the Premises. In the event damage to the Premises shall be caused by moving said furniture and equipment in or out of the Premises, said damage shall be promptly repaired at the cost of Tenant.

                    17.02 MECHANICS' LIENS. Tenant shall not cause nor permit any mechanics' liens or other liens, to be placed upon the Premises and in case of the filing of any such lien or claim therefor, Tenant shall promptly discharge same; provided, however, that Tenant shall have the right to contest the validity or amount of any such lien upon its prior posting of security with Landlord, which security, in Landlord's sole judgment, must be adequate to pay and discharge any such lien in full plus Landlord's reasonable estimate of its legal fees. Tenant agrees to pay all legal fees and other costs incurred by Landlord because of the placement upon the Premises or Project of any mechanics' or other liens attributable to Tenant.

Article XVIII       18.01  PUBLIC LIABILITY, PROPERTY DAMAGE INSURANCE.  Tenant
Insurance           covenants and agrees to maintain on the Premises at all
                    times during the Term of this Lease, or any extension or any renewal thereof, a policy or policies of comprehensive public liability and property damage insurance, which policy or policies shall be issued by one or more insurance carriers acceptable to Landlord, and which shall provide coverage of not less than One Million Dollars ($1,000,000) for each injury or death to a person and Three Million Dollars ($3,000,000) for each occurrence, and, in case of property damage, not less than One Million Dollars ($1,000,000) for any one occurrence, and, in addition, which shall insure against any and all liability for which Tenant is responsible hereunder. Such policy or policies shall name Landlord and its managing agent as additional insureds, shall contain a clause pursuant to which the insurance carrier or carriers waive all rights of subrogation against the Landlord with respect to losses payable under such policy or policies, and shall provide that it (or they) may not be cancelled or materially changed without at least thirty (30) days prior written notice to Landlord and Tenant. Prior to the commencement of the Term and from time to time, Tenant shall furnish Landlord with certificates evidencing such insurance.


                18.02 FIRE AND EXTENDED COVERAGE INSURANCE. Tenant shall, throughout the Term of this Lease, or any extension or any renewal thereof, maintain or reimburse Landlord as additional rent for the maintenance of fire and extended coverage insurance on the Building and other improvements located on the Premises with insurance carrier(s) acceptable to Landlord, and in such amounts and with such deductibles as Landlord shall determine. Such insurance shall contain a clause pursuant to which the insurance carrier or carriers waive all rights of subrogation against the Landlord, or the Tenant, as the case may be, with respect to losses payable under such policy or policies. Prior to the commencement of the Term and from time to time Tenant shall furnish Landlord with certificates evidencing such insurance.

                18.03 INDEMNIFICATION OF LANDLORD. Tenant shall indemnify and defend Landlord, its employees and agents and save them harmless from and against any and all loss (including loss of rents payable by Tenant) and against all claims, actions, damages, liability and expenses in connection with loss of life, bodily and personal injury or damage arising from any occurrence in, upon or at the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, licensees, concessionaires or invitees or by anyone permitted to be on the Premises by Tenant. Tenant assumes all risks of and Landlord, its employees and agents shall not be liable for injury to person or damage to property resulting from the condition of the Premises or from the bursting or leaking of any and all pipes, utility lines, connections, or air conditioning or heating equipment in, on or about the Premises, or from water, rain or snow which may leak into, issue or flow from any part of the Building. Tenant agrees, at all times, to indemnify and hold Landlord, its employees and agents harmless from and against all actions, claims, demands, costs, damages or
                expenses of any kind which may be brought   or made against
                them or which they may pay or incur by reason of Tenant's occupancy of the Premises or its negligent performance of or failure to perform any of its obligations under this Lease. In case Landlord or its employees or agents shall, without fault on their part, be made a party to any litigation commenced by or against Tenant, then Tenant shall indemnify, defend and hold them harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by them in connection with such litigation. Notwithstanding anything to the contrary set forth herein, Tenant's indemnification shall not extend to causes of action arising solely because of the gross negligence or international acts of Landlord, its agents, contractors or employees.

Article XIX     19.01 Tenant shall not use any part of the Building exterior
Use Of          for outside storage, including the storage of crates, pallets
Exterior        or racks.  Tenant shall place all trash and garbage in enclosed
Areas           metal containers to be located as directed by Landlord.  No trucks or trailers, loaded or empty, shall be parked about the Building, except in front of the docks on the concrete apron provided for such purposes. Tenant shall cause all automobiles to be parked only in those portions of the parking areas designated for that purpose by Landlord, and Tenant shall neither park nor permit parking of automobiles or any other vehicles on any street or driveway without the prior written consent of Landlord. In addition, Tenant shall neither park nor permit parking of automobiles or any other vehicles overnight anywhere about the Building's parking areas without the prior written consent of Landlord.

Article XX      20.01 In the event:
Default And
Remedies        (a)  Tenant shall at any time fail to pay any item of Rent when due and following the expiration of a five (5) day grace period; or

                (b) Tenant shall fail to keep, perform, or observe any other covenant, agreement, condition or undertaking hereunder and shall fail to remedy such default within fifteen (15) days after written notice thereof from Landlord provided, however, that if the covenant, agreement, condition or undertaking to be performed by Tenant is of such a nature that the same cannot reasonably be performed within such fifteen (15) day period, such default shall be deemed to have been cured if Tenant commences such performance within said fifteen (15) day period and thereafter diligently undertakes to complete the same within thirty
                     (30) days; or

                (c) The Premises shall be vacated by Tenant for any period with Tenant failing to pay the Rent reserved hereunder or otherwise complying with the terms and conditions of this Lease; or

                (d) Any voluntary or involuntary proceedings are filed by or against Tenant or any guarantor of this Lease under any bankruptcy, insolvency or similar laws, and, in the case of any involuntary proceedings, are not dismissed within thirty (30) days of filing.

Landlord shall have the right, without further notice to or demand, to re-enter and take exclusive possession of the Premises, with or without force or legal process, and to refuse to allow Tenant to enter the same or have possession thereof; to change the locks on the doors to the Premises; to take possession of any furniture or other property in or upon the Premises (Tenant hereby waiving the benefit of all exemptions by law); to sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages and payment of the rent due under this Lease; all without being liable to Tenant for any damages or to any prosecution therefor, and

                     (i) As agent of Tenant, to relet the Premises or any part thereof for the balance of the Term or for a shorter or longer term and receive the rents therefor, applying them first to the payment of the expense of such reletting and, second, to the payment of damages suffered to the Premises and Rent due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; or

                     (ii) To cancel and terminate the remaining term of this Lease, re-enter and take possession of the Premises free of this Lease and thereafter this Lease shall be null and void and the Rent in such case shall be apportioned and paid on and up to the date of such entry. Thereafter both parties shall be released and relieved from and of any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all loss and damage resulting from such breach or default; or

                     (iii) To treat such default as an anticipatory breach of this Lease and, as liquidated damages for such default, be entitled to the difference, if any, between the sum which, at the time of such termination for anticipatory breach represents the then present worth (computed at seven percent (7%) per year) of the excess aggregate Rent (including additional rent) payable hereunder which would have accrued over the balance of the Lease Term (including extensions) had such term not been prematurely terminated, over the aggregate market rental value of the Premises over the Term (including extensions) that the Lease would have run had it not been prematurely terminated.

                20.02 LANDLORD'S RIGHT TO CURE. Landlord may, but shall not be obligated to, cure any default by Tenant (specifically including, but not by way of limitation, Tenant's failure to obtain insurance, make repairs, or satisfy lien claims); and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including reasonable attorney's fees, shall be so much additional rent due on demand, together with interest at the highest rate then payable by Tenant in the state in which the Premises are located, or in the absence of such a maximum rate, at the rate of eighteen percent (18%) per annum, from the date of the advance to the date of repayment by Tenant to Landlord.

                20.03 REMEDIES CUMULATIVE. All rights and remedies provided in this Lease for Landlord's protection shall be cumulative and in addition to any other rights and remedies provided by law. Landlord shall be entitled to recover from Tenant its reasonable attorneys' fees incurred in enforcing its rights hereunder.

                20.04 NO WAIVER. No waiver by Landlord of a breach or default by Tenant under the terms and conditions of this Lease shall be construed to be a waiver of any subsequent breach or default, nor of any other term or condition of this Lease, and the failure of the Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

                20.05 NO REINSTATEMENT. No receipt of money by Landlord from Tenant after the expiration or termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises, shall reinstate, continue or extend the Term of this Lease nor affect any such notice, demand or suit.

                20.06 DEFAULT UNDER OTHER LEASES. A default under this Lease shall, at Landlord's option, be deemed a default under any other leases between Landlord and Tenant for space in the Project. Likewise, a default under any other such lease between Landlord and Tenant shall, at Landlord's option, be deemed a default under this lease.

                20.07 BANKRUPTCY. If Tenant becomes bankrupt, the bankruptcy trustee shall not have the right to assume or assign this Lease unless the trustee complies with all requirements of the United States Bankruptcy Code; and Landlord expressly reserves all of its rights, claims, and remedies thereunder.

Article XXI     21.01  The term "Landlord" as used in this Lease, so far as
Definition of   covenants or obligations on the part of Landlord are concerned,
Landlord        shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.

Article XXII    22.01  Except as otherwise herein provided, whenever by the
Notices terms of this Lease notice shall or may be given either to Landlord or to Tenant, such notices shall be in writing and shall be deemed to have been properly served if hand-delivered or sent by overnight or by certified mail, return receipt requested, postage prepaid, at the addresses set forth at
                Section 1.01(A) and (B) above. The date of such hand-delivery or mailing shall be deemed the date of service.

Article XXIII   23.01  One hundred eighty (180) days prior to the commencement
Security        date of this Lease as specified in Section 1.01(F) Tenant shall
Deposits        deposit with Landlord the sum set forth in Section 1.01(I) as security for the performance by Tenant of every covenant and condition of this Lease. Said deposit may be commingled with other funds of Landlord and shall bear no interest. If Tenant shall default with respect to any covenant or condition of this Lease, Landlord may apply the whole or any part of such security deposit to the payment of any sum in default or any sum which Landlord may be required to spend by reason of Tenant's default, in which event Tenant shall re-deposit with Landlord within five
                (5) days of demand therefor, the amount so applied. This includes, but is not limited to, applying the security deposit first to any restoration and/or cleanup costs necessary over and above normal wear and tear of the Premises. It is understood that the security deposit is not to be considered as the last month's rent under this Lease. Should Tenant comply with all of the covenants and conditions of this Lease, the security deposit or any balance thereof shall be returned to Tenant within thirty
                (30) days of the expiration of the Term hereof or of Tenant's surrender of possession of the Premises, whichever is later.

Article XXIV    24.01  PERSONS BOUND.  The agreements, covenants and conditions
Miscellaneous   of this Lease shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of each of the parties hereto, except that no assignment, encumbrance or subletting by Tenant, unless permitted by the provisions of this Lease, shall vest any right in the assignee, encumbrancer or subtenant of Tenant. If there be more than one Tenant herein named, the provisions of this Lease shall be applicable to and binding upon such Tenants jointly and severally, as well as their heirs, legal representatives, successors and assigns.

                24.02 PARTIAL INVALIDITY. If any terms, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, to any extent be invalid, unenforceable or violate a party's legal rights, then such term, covenant, condition or provision shall be deemed to be null and void and unenforceable, however, all other provisions of this Lease, or the application of such term or provision to persons or circumstances other than those to which are held invalid, unenforceable or violative of legal rights, shall not be affected thereby, and each and every other term, condition, covenant and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                24.03 CAPTIONS. The headings and captions used throughout this Lease are for convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of any provisions in this Lease. The words "Landlord" and "Tenant" wherever used in this Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships, or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

                24.04 NO OPTION. Submission of this instrument for examination constitutes neither a reservation of nor option for the Premises. The instrument does not become effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

                24.05 BROKERS. Tenant represents that it has dealt directly only with the individuals and/or firms set forth at Section 1.01(K) above, as broker or brokers in connection with this Lease, and that Tenant knows of no other broker who negotiated this Lease or is entitled to any commission in connection therewith. Tenant agrees to indemnify, defend and hold Landlord, its successors and assigns and their respective agents and employees, harmless from and against any commissions or claims of any other broker or brokers in connection with this Lease.

                24.06 APPLICABLE LAW. This Lease and all matters pertinent thereto shall be construed and enforced in accordance with the laws of Michigan.

                24.07 WAIVER OF JURY. Landlord and Tenant agree that, to the extent permitted by law, each shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease.

                24.08 ALLOCATION OF RENT. Landlord and Tenant agree that no portion of the Base Rent paid by Tenant during the portion of the Term of this Lease occurring after the expiration of any period during which such rent was abated shall be allocated by Landlord or Tenant for income tax purposes to such rent abatement period, nor is such rent intended by the parties to be allocable for income tax purposes to any abatement period.

                     24.09 LIMITATION OF LIABILITY. Any liability of Landlord under this Lease shall be limited solely to its interest in the Premises, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

ARTICLE XXV          25.01 This Lease contains the entire agreement between the
ENTIRE               parties hereto and may not be modified except by a written
AGREEMENT            instrument executed by the parties hereto.

ARTICLE XXVI         26.01 Reference is made to the Exhibits set forth in
EXHIBITS Section 1.01(M) above, which exhibits are attached hereto and incorporated herein by reference.

ARTICLE XXVII        27.01 A Rider consisting of ---- pages, with paragraphs
RIDER numbered 27.02 through 27.---- consecutively, is attached hereto and made part hereof.

                     IN WITNESS WHEREOF, the parties have signed triplicate
                counterparts hereof as of the date and year hereinabove set forth.

                TENANT:                           LANDLORD:

                                                  THE PRUDENTIAL INSURANCE
                                                  COMPANY OF AMERICA,
                LASON SYSTEMS, INC.               a New Jersey corporation
                --------------------------------

                By:  Robert A. Yanover            By: TRERICE/TOSTO MANAGEMENT
                   -----------------------------      COMPANY, a Michigan
                                                      corporation, Managing
                                                      Agent
                   Name:  Robert A. Yanover
                        ------------------------
                   Title:  Chairman of the Board  By:
                         -----------------------     -------------------------
                                                     Name:
                                                          --------------------
                                                     Title: President
                                                           -------------------

                                    Form of
                           Personal Guaranty Of Lease

Property Number I.P. 1152

        In consideration of and as an inducement to Landlord to enter into that
        certain Lease dated            ("Lease") between THE PRUDENTIAL
        INSURANCE COMPANY OF AMERICA ("Landlord") and              ("Tenant") in
        reliance on this guaranty,          , ("Guarantor") hereby
        unconditionally guarantees the due and punctual payment of all Rent, both Basic and Additional, if any (as defined in the Lease), and all other sums due (including interest and penalties) and to be paid by Tenant pursuant to the Lease and the performance by Tenant of all the terms, conditions, covenants and agreements of the Lease, and Guarantor agrees to pay all of Landlord's costs, expenses and reasonable attorneys' fees incurred in enforcing the covenants and agreements of Tenant in the Lease or incurred by Landlord in enforcing this guaranty.

        Guarantor waives notice of the acceptance of this agreement, presentment, protest, notice of protest and any and all demands for performance or any and all notices of non-performance which might otherwise be a condition precedent to the liability of Guarantor hereunder, and Guarantor covenants and agrees that Landlord may proceed directly against Guarantor, without first proceeding or making claim or exhausting any remedy against Tenant or pursuing any particular remedy or remedies available to Landlord.

        Guarantor covenants and agrees that, without releasing, diminishing or otherwise affecting the liability of Guarantor hereunder or the performance of any obligation contained herein, and without affecting the rights of Landlord. Landlord may, at any time and from time to time, and without notice to or further consent of Guarantor: (a) make any agreement extending or reducing the Term of the Lease or otherwise altering the terms of payment of all or any part of the Rent' or granting any indulgences with respect thereto, or modifying or otherwise dealing with the Lease; (b) exercise or refrain from exercising or waiving any right Landlord might have; (c) accept security of any kind from Tenant; (d) consent to any assignment or subletting in accordance with the Lease by Tenant, its successors and assigns, made with or without notice to Guarantor; and (e) consent to a changed or different use of the Premises (as defined in the Lease).

        Guarantor agrees that in the event of any one of the following: (a) Tenant shall become insolvent or shall be adjudicated as bankrupt; (b) Tenant shall file a petition for reorganization, arrangement or similar relief under any present or future provision of the Bankruptcy Code; (c) such a petition filed by creditors of Tenant shall be approved by a court; (d) Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law; or (e) a receiver of all or part of its property and assets is appointed by any state or federal court, and in any such proceeding the Lease shall be terminated or rejected or the obligations of Tenant thereunder shall be modified, then Guarantor will immediately pay to Landlord, or its successors or assigns (i) an amount equal to all Rent accrued to the date of such termination, rejection or modification, plus (ii) an amount equal to the then cash value of all Rent which would have been payable under the Lease for the unexpired portion of the term thereby demised, less the then cash rental value of the Premises for such unexpired portion of the term, together with interest on the amounts designated (i) and (ii) above at the highest rate then payable in the state in which the Premises are located or, in the absence of such a maximum rate, at the rate of eighteen percent (18%) per annum from the date of such termination, rejection or modification to the date of payment.

Neither Guarantor's obligation to make payment in accordance with the terms of this agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Tenant or its estate in bankruptcy or of any remedy for the enforcement thereof resulting from the operation of any present or future provision of the national Bankruptcy Act or from the decision of any court.

This Guaranty of Lease shall be binding upon the successors and assigns of the Guarantor and inure to the benefit of the successors and assigns of the Landlord (including any assignee of the Lease, which may be assigned as additional security for a loan).

        IN WITNESS WHEREOF, Guarantor has caused this Agreement to be executed and notarized this _______ day of ______________________________, 19 ______.



                                        ____________________________________

                                        Name: ______________________________


STATE OF MICHIGAN  )
                   ) ss:
COUNTY OF          )


The foregoing instrument was acknowledged before me the ______ day of _____________________, 19 ____ by __________________________, the ____________
_______________ of _________________________, & _____________________________.

WITNESS my hand and official seal.


                                        ____________________________________
                                        Notary Public,      County, Michigan

                                        My Commission Expires:______________

                                   EXHIBIT D

                             RULES AND REGULATIONS

(1) Tenant shall neither place unsightly objects against glass partitions or doors, nor cover any glass window or door with an interior sign or signs.

(2) Blinds, shades, awnings, window ventilators and other similar equipment visible from outside of the Building shall be installed by Tenant only in accordance with the prior written approval of Landlord.

(3) Tenant shall not use any space in the Premises for living quarters, whether temporary or permanent.

(4) Tenant shall not use any part of the Building exterior for outside storage, including the storage of crates, pallets or racks.

(5) Tenant shall not keep inflammables, such as gasoline, kerosene, naphtha and benzine, or explosives, or any other articles of an intrinsically dangerous nature on the Premises without the prior written consent of Landlord.

(6) Tenant shall place all trash and garbage in containers to be located as directed by Landlord. If excess trash accumulates, Tenant shall arrange for special pickup.

(7) All loading and unloading of goods shall be done only at such times in the areas and through the entrances designated for such purpose by Landlord. All vehicles shall use driveways in accordance with designated traffic patterns.

(8) Tenant shall have full responsibility for protecting the Premises and the property located therein from theft and robbery, and shall keep all doors, windows and transoms securely fastened when not in use.

(9) Tenant shall keep the Premises free and clear from rodents, bugs and vermin, and will, at Tenant's sole cost and expense, use exterminating services when so requested by Landlord.

(10) Tenant shall keep the Building at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

(11) The outside areas of the Premises shall be kept clean by the Tenant, and the Tenant shall not place or permit any obstructions, merchandise or machines of any kind in such areas.

(12) No trucks or trailers, loaded or empty, shall be parked about the Building, except in front of the docks on the concrete apron provided for such purposes. Tenant shall cause all automobiles to be parked only in those portions of the parking areas designed for that purpose by Landlord, and Tenant shall neither park nor permit parking of automobiles or any other vehicles on any street or driveway without the prior written consent of Landlord. In addition, Tenant shall neither park nor permit parking of automobiles or any other vehicles overnight about the Building's parking areas without the prior written consent of Landlord.